LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
              Supplement to Standard and Service Class Prospectuses
            and Statement of Additional Information dated May 1, 2004


                               International Fund


     The following supplements the information about Delaware International Advisers Ltd. ("DIAL") included in the Prospectuses and Statement of Additional Information of the Lincoln Variable Insurance Products Trust:

     DMH Corp., a parent company of DIAL, signed a Limited Liability Interest Purchase Agreement to sell DIAL and its direct parent companies, Delaware International Holdings Ltd. and DIAL Holding Company, Inc., to Atlantic Value Partners (No. 3) Ltd, a newly formed joint venture involving Hellman & Friedman, LLC, a private equity firm, and certain members of DIAL's management. Upon the closing, the Fund's sub-advisory agreement with DIAL will automatically terminate. The Trust's Board will consider appropriate action relating to this matter at its upcoming meeting, which is scheduled for May 17, 2004, and necessary shareholder approval will be sought.



              Please keep this Supplement with your Prospectus and Statement of Additional Information for your future reference.















The date of this Supplement is May 5, 2004.